UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 29, 2003 (January 27, 2003)

O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3038 Sidco Drive, Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 256-8500

N/A

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBITS
REGISTRATION RIGHTS AGREEMENT 01/27/03
CREDIT AGREEMENT
FORM OF REVOLVING CREDIT NOTE
FORM OF SWINGLINE NOTE
FORM OF TERM B NOTE
PRESS RELEASE 01/28/03

Item 2. Acquisition or Disposition of Assets.

     On January 27, 2003, O’Charley’s Inc., a Tennessee corporation (the “Company”), consummated the acquisition of the business of Ninety Nine Restaurant & Pub (“Ninety Nine”) in accordance with the terms of an Asset Purchase Agreement dated October 28, 2002 (the “Asset Purchase Agreement”) among the Company, 99 Boston, Inc., 99 Boston of Vermont, Inc., Doe Family II LLC, and each of William A. Doe, III, Dana G. Doe and Charles F. Doe, Jr. and a Merger Agreement dated October 28, 2002 (the “Merger Agreement” and collectively with the Asset Purchase Agreement, the “Agreements”) among the Company, Volunteer Acquisition Corporation, 99 West, Inc., and each of William A. Doe, III, Dana G. Doe and Charles F. Doe, Jr. Ninety Nine has 78 locations in Massachusetts, New Hampshire, Maine, Rhode Island, Vermont and Connecticut.

     Under the terms of the Agreements, the Company acquired Ninety Nine for $116.0 million in cash and approximately 2.35 million shares of the Company’s common stock, plus the assumption of certain liabilities of Ninety Nine. In addition to the purchase price, the Company has agreed to pay $1.0 million per year, plus accrued interest, on each of January 1, 2004, 2005, 2006 and 2007, to certain key employees of Ninety Nine who continue to be employed by the Company at the time of such payments. Of the stock portion of the purchase price, approximately 941,000 shares were delivered at closing, approximately 408,000 shares will be delivered on each of the first, second and third anniversaries of the closing and 94,000 shares will be delivered on each of the fourth and fifth anniversaries of the closing. The delivery of such shares is not subject to the satisfaction of any performance criteria.

     The Company has entered into a Registration Rights Agreement granting the parties receiving shares of the Company’s common stock in the acquisition certain registration rights to cause the Company to file up to two registration statements covering the resale of such shares and include such shares in certain registration statements filed by the Company to register the offer and sale of shares of common stock for its own account.

     In connection with the consummation of the acquisition, the Company entered into a new Credit Agreement dated January 27, 2003 (the “Credit Agreement”). The Credit Agreement provides for a revolving credit facility in the maximum principal amount of $200 million and a term loan in the original principal amount of $100 million. The revolving credit facility matures on January 27, 2007 and the term loan matures on January 27, 2009. The term loan provides for scheduled quarterly principal amortization of $2.5 million commencing June 30, 2003 and ending March 31, 2008 and quarterly principal amortization of $16.5 million commencing June 30, 2008, with a final payment of $17.0 million due at maturity.

     Amounts outstanding under the revolving credit facility bear interest, at the Company’s option, at either LIBOR plus a specified margin ranging from 2.25% to 3.0% based on certain financial ratios or the base rate, which is the higher of the lender’s prime rate and the federal funds rate plus 0.5%, plus a specified margin ranging from 1.0% to 1.75% based on certain financial ratios. Amounts outstanding under the term loan bear interest, at the Company’s option, at either LIBOR plus 4.0% or the base rate plus 2.75%.

     All amounts owing under the credit facility are secured by substantially all of the assets of the Company and its subsidiaries (including the assets of Ninety Nine).

     The Company and each of its existing and future subsidiaries are subject to certain affirmative and negative covenants contained in the credit facility, including without limitation covenants that restrict, subject to specified exceptions: (i) the incurrence of additional indebtedness and other obligations and the granting of additional liens; (ii) mergers, acquisitions, joint ventures, investments and acquisitions and dispositions of assets; (iii) dividends; (iv) repurchases of our capital stock; and (v) engaging in transactions with affiliates. In addition, the credit facility requires the Company to maintain compliance with certain specified financial covenants, including covenants relating to maximum adjusted debt to EBITDAR ratio, maximum leverage, minimum fixed charge coverage ratio, minimum asset coverage ratio and minimum capital expenditures ratio.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)(b) Financial Statements of Businesses Acquired and Pro Forma Financial Information

     The Company has not included financial statements of the acquired business for the periods specified in Rule 3-05(b) of Regulation S-X or the pro forma financial information required pursuant to Article 11 of Regulation S-X. All such financial statements and pro forma financial information will be filed by the Company in an amendment to this Current Report on Form 8-K as promptly as practicable but in any event by March 28, 2003.

(c) Exhibits:

2.1 Asset Purchase Agreement by and among O’Charley’s Inc., 99 Boston, Inc., 99 Boston of Vermont, Inc., Doe Family II LLC, and each of William A. Doe, III, Dana G. Doe and Charles F. Doe, Jr. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Commission upon request.) (Incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on November 1, 2002)

2.2 Merger Agreement by and among O’Charley’s Inc., Volunteer Acquisition Corporation, 99 West, Inc., and each of William A. Doe, III, Dana G. Doe and Charles F. Doe, Jr. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Commission upon request.) (Incorporated herein by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the Commission on November 1, 2002)

4.1 Registration Rights Agreement, dated January 27, 2003, between O’Charley’s Inc., 99 Boston, Inc., Doe Family II, LLC, William A. Doe, III, Dana G. Doe and Charles F. Doe, Jr.

10.1 Credit Agreement, dated as of January 27, 2003, by and among O’Charley’s Inc., as Borrower, the Lenders referred to therein, Wachovia Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and SunTrust Bank and AmSouth Bank, as Co-Documentation Agents.

10.2 Form of Revolving Credit Note

10.3 Form of Swingline Note

10.4 Form of Term B Note

99.1 Press Release, dated January 28, 2003

Item 9. Regulation FD Disclosure.

     On January 28, 2003, the Company issued a press release announcing the completion of its acquisition of Ninety Nine. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O’CHARLEY’S INC.

By:	/s/ A. Chad Fitzhugh
	Name:	A. Chad Fitzhugh
	Title:	Chief Financial Officer, Secretary and Treasurer

Date: January 28, 2003

EXHIBITS

4.1 Registration Rights Agreement, dated January 27, 2003, between O’Charley’s Inc., 99 Boston, Inc., Doe Family II, LLC, William A. Doe, III, Dana G. Doe and Charles F. Doe, Jr.

10.1 Credit Agreement, dated as of January 27, 2002, by and among O’Charley’s Inc., as Borrower, the Lenders referred to therein, Wachovia Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and SunTrust Bank and AmSouth Bank, as Co-Documentation Agents.

10.2 Form of Revolving Credit Note

10.3 Form of Swingline Note

10.4 Form of Term B Note

99.1 Press Release, dated January 28, 2003